As filed with the Securities and Exchange Commission on February 23, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund
(Exact name of registrant as specified in charter)
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Address of principal executive offices) (Zip code)
Jerry V. Swank
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2008

1

Item 1.  Report to Stockholders.
The Cushing MLP Total Return Fund

Annual Report
November 30, 2008

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

The Cushing MLP Total Return Fund
Shareholder Letter

Dear Shareholders:

There has been no shortage of media attention examining poor global equity performance in 2008. In fact, many market experts continue to draw comparisons to the Great Depression. MLPs were not immune to the broader equity market selloff, with calendar 2008 being the worst year on record for stock price performance of MLP equities. The average MLP unit price decreased by 53% over fiscal 2008i. A common industry metric for analyzing MLP valuation is the average yield spread versus the 10 year U.S. Treasury. The AMZ spread widened from 248 basis points on November 30, 2007 to 874 basis points on November 28, 2008. The average spread was 228 basis points for the five-year period ending November 30, 2007ii.

The Role of Leverage in the Financial System

As we now know, correlations across almost all financial markets skyrocketed as evidence of the recession emerged and investors were caught with too much exposure, often through leverage. In the case of MLPs, for the five-year period ending November 30, 2007, the AMZ’s correlation to the S&P 500 index was 35% and increased to 70% for the fiscal year 2008ii. This occurred even though operating fundamentals in the sector were relatively strong throughout the year. In fact, MLPs increased distributions during the fiscal year by an average of 14%iii. During that same period, the average MLP unit price decreased by 53%i. Why did MLPs suffer a fate similar to the broader markets? The answer, we believe, lies largely in the widespread use of leverage throughout the global financial system. The forced unwinding of leverage by a large percentage of market participants begets more selling and,

i  Note: Average includes all energy-related MLPs and excludes SemGroup Energy Partners, L.P., U.S. Shipping Partners, L.P. and Star Gas Partners, L.P., which do not currently pay a distribution.
ii  Source: FactSet Research Systems Inc. and Alerian Capital Management, LLC.
iii  Note: Represents growth from third quarter 2007 distributions to third quarter 2008 distributions. Average includes all energy-related MLPs and excludes SemGroup Energy Partners, L.P., U.S. Shipping Partners, L.P. and Star Gas Partners, L.P., which do not currently pay a distribution.

compounded with a rapid downward movement in asset prices, investors look to other assets for liquidity, thus creating a contagion effect. In the case of MLPs, we witnessed five distinct waves of technical selling tied to the unwinding of leverage in a relatively illiquid space.

Five Waves of Technical Selling

Source: Swank Energy Income Advisors, L.P. and Alerian Capital Management, LLC.

Note: 1st Half October 2008 from 9/30/08 to 10/15/08.

Volatility Reaches New Heights

Volatility during the past year in the MLP space was also unprecedented. Since the AMZ’s inception in 1996, there have been 47 trading days where the index has moved more than 3% in either direction. 24 of these days occurred between August 29, 2008 and November 28, 2008iv. Further, as you can see below, AMZ volatility in 2008, particularly in the last quarter, dwarfed average volatility in the prior periods.

Annualized Daily Volatility By Quarter

Source: Swank Energy Income Advisors, L.P. and Alerian Capital Management, LLC.

Note: Represents the annualized daily volatility (standard deviation) by quarter.

MLP equities have also reflected investor concerns about slowing energy demand, violent commodity price swings, and access and cost of capital. While many investors paint the MLP space with the same large brush, these issues impact certain MLPs to varying degrees and warrant our discussion below.

Commodity Exposure: Perception or Reality?

The global recession has certainly negatively impacted energy demand. First, though, it is important to note that many MLPs, particularly in the Natural Gas Transportation segment, generate cash flows from “take-or-pay”

iv  Source: Alerian Capital Management, LLC.

contracts; that is, during the contract period, the MLP earns consistent income whether the pipeline is utilized or not. In other segments, arguably the most visible area of weakening energy demand has been with refined products (gasoline, jet fuel, etc.), where we have seen some volume weakness. However, for those MLPs in this business, this volume impact to cash flows during 2008 was either significantly mitigated or more than fully offset by the regulated tariff increases tied to the producer price index. Looking forward to 2009, while volumes may decrease an estimated 0-3% for refined products, based on the producer price index changes to date, tariff increases are expected to more than offset volume declines.

Deteriorating energy demand and commodity fund liquidation across the globe have driven tremendous commodity price volatility. While most MLPs generate the majority of their cash flows from fixed fee contracts (fee times volume), there are essentially two subsectors that are directly exposed to commodity prices: Natural Gas Gatherers & Processors and Upstream MLPs. As shown further below, this sensitivity to deteriorating commodity prices contributed to below average price performance for the year. While we have generally avoided Upstream MLPs, we have reduced our exposure to the Natural Gas Gatherers & Processors. There has already been one distribution cut in this subsector, and there is a risk that others may cut as well. While there are select opportunities within this group, we will not generally increase our exposure until the processing environment improves and we see signs that investor appetite for risk has improved. We continue to monitor this situation carefully.

Access to Capital

Given the increased cost of debt due to the ongoing credit crisis and financial market meltdown, as well as the significant declines in MLP equity prices, the cost of capital has generally increased for MLPs. While we believe that the cost of capital will ultimately return back to normal levels, in the meantime, it is currently impacting MLP managements’ decisions regarding capital spending and distributions. Understandably, some MLPs have delayed, modified, or outright canceled some lower return future projects. But it is important to note that current projects that were either completed in 2008 or are nearing completion today are still driving incremental cash flows into 2009 and 2010. Most MLPs have ample liquidity to fund currently committed projects, and some MLPs have strong, supportive general partners that are willing to provide capital. Some management teams have temporarily moderated distribution growth to preserve cash in this uncertain capital markets environment, and we view this as a prudent decision. While we believe the capital market environment will ultimately normalize for the overall group, there are clearly certain MLPs in more favorable positions, and the market has differentiated these.

Distributions Are Healthy

Despite the overall market turmoil as well as challenging business conditions for some MLPs (as noted above) during 2008, MLP distributions were still up on average 14% through November 30, 2008v. The way the MLP equities traded through the year implied very dire business performance, but that was simply not reality for the vast majority of the space. Historically, MLP price performance has been correlated to cash distribution growth (which is a reliable measure of asset performance). For fiscal 2008, the correlation between average MLP price performance and distribution growth was 0%; in other words, there was a large disconnect between business fundamentals and price performancevi. We expect the positive correlation between price performance and distribution growth to resume in the future. The chart below shows price performance by MLP subsector. As discussed above, Natural Gas Gatherers & Processors and Upstream MLPs were particularly negatively impacted due to the deteriorated commodity price environment.

2008 Average Distribution Growth and Performance By Subsector

Source: FactSet Research Systems Inc., Swank Energy Income Advisors, L.P. and company filings.

Note: Excludes SGLP, USS and SGU, which do not currently pay a distribution.

Note: 2008 period represents fiscal year of November 30, 2007 to November 28, 2008.

v  Note: Represents growth from third quarter 2007 distributions to third quarter 2008 distributions. Average includes all energy-related MLPs and excludes SemGroup Energy Partners, L.P., US Shipping Partners, L.P. and Star Gas Partners, L.P., which do not currently pay a distribution.
vi  Source: FactSet Research Systems Inc. and Swank Energy Income Advisors, L.P.

Outlook

Over the past two quarters, we have worked to increase our exposure to large-cap MLPs with stronger balance sheets and predominantly fixed-fee businesses. Typically, these units also trade more daily volume and thus offer better liquidity to the Fund. Today, the majority of our top ten holdings have these attributes. At the same time, we are always looking for the “diamonds in the rough” — MLPs that are misunderstood by Wall Street and trade with higher yield and more potential price upside to the units.

For the majority of the MLP space, our long-term view of the underlying operations and value proposition remains positive (see the chart below). While in the near-term we expect continued trading volatility and potentially some MLP consolidation, we are confident that the Fund is well positioned in MLPs with stable and visible cash flows that are generally tied to economically insensitive and fixed-fee businesses.

Total Return Value Proposition

Source: John Tysseland, Citi Investment Research.

The Cushing MLP Total Return Fund

Jerry V. Swank,
Chief Executive Officer

The Cushing MLP Total Return Fund
Allocation of Portfolio Assets
November 30, 2008
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2008

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 110.5%(1)	Shares	Value

Coal — 9.4%(1)
Alliance Holdings GP, L.P.	100,000	$1,460,000
Penn Virginia GP Holdings, L.P.	34,500	388,470
Penn Virginia Resource Partners, L.P.	130,000	1,690,000

		3,538,470

Crude/Refined Products Pipelines and Storage — 46.5%(1)
Genesis Energy, L.P.	515,323	5,230,528
Magellan Midstream Holdings, L.P.	187,000	2,580,600
Plains All American Pipeline, L.P.	100,000	3,419,000
SemGroup Energy Partners, L.P.	475,848	1,260,997
TransMontaigne Partners, L.P.(2)	361,900	5,066,600

		17,557,725

Natural Gas/Natural Gas Liquid Pipelines and Storage — 11.3%(1)
Energy Transfer Equity, L.P.	259,800	4,284,102

		4,284,102

Natural Gas Gathering/Processing — 25.5%(1)
Atlas Pipeline Holdings, L.P.	190,800	1,032,228
Atlas Pipeline Partners, L.P.	178,665	1,300,681
Hiland Holdings GP, L.P.	226,431	887,610
MarkWest Energy Partners, L.P.	180,000	2,298,600
Quicksilver Gas Services, L.P.(2)	170,000	1,485,800
Regency Energy Partners, L.P.	67,000	609,030
Western Gas Partners, L.P.	149,600	2,004,640

		9,618,589

Shipping — 4.8%(1)
Martin Midstream Partners, L.P.	50,000	883,500
OSG America, L.P.	200,000	930,000

		1,813,500

Propane — 13.0%(1)
Inergy, L.P.	160,000	2,662,400
Inergy Holdings, L.P.	110,000	2,255,000

		4,917,400

Total Master Limited Partnerships and Related Companies (Cost $99,938,454)		41,729,786

EXCHANGE-TRADED FUNDS — 4.2%(1)
UltraShort S&P ProShares	18,000	1,599,120

Total Exchange-Traded Funds (Cost $2,001,373)		1,599,120

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2008 — (Continued)

SHORT-TERM INVESTMENTS — UNITED STATES INVESTMENT COMPANIES — 32.4%(1)	Shares	Value

AIM Short-Term Treasury Portfolio Fund — Institutional Class(2)	2,452,485	$2,452,485
Fidelity Government Portfolio Fund — Institutional Class(2)	2,452,485	2,452,485
First American Treasury Obligations Fund — Class A	2,452,485	2,452,485
First American Treasury Obligations Fund — Class Y	2,452,484	2,452,484
First American Treasury Obligations Fund — Class Z	2,452,484	2,452,484

Total Short-Term Investments (Cost $12,262,423)		12,262,423

TOTAL INVESTMENTS — 147.1%(1) (COST $114,202,250)		55,591,329
Liabilities in Excess of Other Assets — (47.1)%(1)		(17,812,086)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$37,779,243

EXCHANGE-TRADED FUNDS — (15.3)%(1)
Oil Service HOLDRS Trust	66,500	5,762,890

TOTAL SECURITIES SOLD SHORT — (15.3)%(1) (PROCEEDS $6,341,065)		$5,762,890

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of the shares have been committed as collateral for open short positions.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Assets & Liabilities
November 30, 2008

Assets
Investments at value (cost $114,202,250)	$55,591,329
Cash and cash equivalents	5,951,946
Receivable from Advisor	31,145
Receivable for investments sold	353,995
Interest receivable	1,842
Prepaid expenses and other assets	44,689

Total assets	61,974,946

Liabilities
Securities sold short, at value (proceeds $6,341,065)	5,762,890
Distributions payable to common stockholders	3,129,506
Dividends payable related to securities sold short	532
Short-term borrowings	14,500,000
Accrued interest expense	472,075
Accrued offering expense	158,155
Accrued expenses and other liabilities	172,545

Total liabilities	24,195,703

Net assets applicable to common stockholders	$37,779,243

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 9,483,351 shares issued and outstanding (12,500,000 shares authorized)	$9,483
Additional paid-in capital	165,076,844
Accumulated net investment loss, net of deferred tax expense	(2,075,800)
Accumulated realized loss, net of income taxes	(67,198,538)
Net unrealized loss on investments, net of income taxes	(58,032,746)

Net assets applicable to common stockholders	$37,779,243

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$3.98

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Operations
November 30, 2008

Investment Income
Distributions received from master limited partnerships	$12,277,393
Less: return of capital on distributions	(11,246,494)

Distribution income from master limited partnerships	1,030,899
Dividends from common stock (net of foreign taxes withheld of $31,429)	178,095
Rebate Income	161,055
Dividends from short-term investments	155,815

Total Investment Income	1,525,864

Expenses
Advisory fees	2,236,817
Professional fees	331,425
Offering expense	275,000
Administrator fees	125,676
Trustees’ fees	97,308
Reports to stockholders	66,608
Fund accounting fees	46,828
Registration fees	36,600
Custodian fees and expenses	24,150
Transfer agent fees	21,697
Other expenses	82,984

Total Expenses before Interest and Dividend Expense	3,345,093

Interest expense	924,418
Dividend expense	25,295

Total Expenses	4,294,806
Less expense reimbursement by Advisor	(621,464)

Net Expenses	3,673,342

Net Investment Loss, before tax benefit	(2,147,478)
Deferred tax benefit, net of valuation allowance	27,238

Net Investment Loss	(2,120,240)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before deferred tax expense	(66,318,244)
Deferred tax expense, net of valuation allowance	(334,512)

Net realized loss on investments	(66,652,756)

Net change in unrealized depreciation of investments, before deferred tax expense	(50,542,285)
Deferred tax expense, net of valuation allowance	(2,846,375)

Net change in unrealized depreciation of investments	(53,388,660)

Net Realized and Unrealized Loss on Investments	(120,041,416)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(122,161,656)

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statements of Changes in Net Assets

		Period from
		August 27, 2007(1)
	Year Ended	through
	November 30, 2008	November 30, 2007

Operations
Net investment income (loss)	$(2,120,240)	$44,440
Net realized loss on investments	(66,652,756)	(545,782)
Net change in unrealized depreciation of investments	(53,388,660)	(4,644,086)

Net decrease in net assets applicable to common stockholders resulting from operations	(122,161,656)	(5,145,428)

Dividends and Distributions to Common Stockholders
Return of capital	(11,970,002)	(2,626,571)

Total dividends and distributions to common stockholders	(11,970,002)	(2,626,571)

Capital Share Transactions
Proceeds from initial public offering of 8,755,236 common shares	—	174,750,000
Proceeds from secondary offering of 707,581 common shares	12,474,653	—
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(7,875,000)
Issuance of 20,534 common shares from reinvestment of distributions to stockholders	333,247	—

Net increase in net assets, applicable to common stockholders, from capital share transactions	12,807,900	166,875,000

Total increase (decrease) in net assets applicable to common stockholders	(121,323,758)	159,103,001
Net Assets
Beginning of period	159,103,001	—

End of period	$37,779,243	$159,103,001

Accumulated net investment income (loss) at the end of the period	$(2,075,800)	$44,440

(1)	Commencement of Operations.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Cash Flows
November 30, 2008

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(122,161,656)
Adjustment for deferred tax expense	3,153,649
Adjustments to reconcile
Net change in unrealized loss	50,542,285
Changes in operating assets and liabilities Purchases of investments, at market	(165,758,184)
Proceeds from sales of investments, at market	148,296,519
Return of capital on distributions	11,246,494
Net realized losses on sales of investments	66,318,261
Net purchases of short-term investments	(4,084,005)
Receivable from advisor	55,789
Receivable for investments sold	8,359,992
Interest receivable	36,499
Prepaid and other assets	(8,136)
Proceeds from investments sold short, at market	109,166,591
Purchases to cover investments sold short, at market	(116,311,335)
Payable for investments purchased	(16,054,205)
Distribution payable	(229,618)
Accrued expenses	629,571

Net cash used in operating activities	(26,801,489)

Financing Activities
Increase Capital Stock from Common Stock Issuance net of underwriting and other direct costs	728
Additional paid-in capital from Common Stock Issuance	12,473,925
Proceeds from borrowing facility	40,000,000
Repayment of borrowing facility	(30,500,000)
Dividends paid to common stockholders	(11,133,820)

Net cash provided by financing activities	10,840,833

Decrease In Cash And Cash Equivalents	(15,960,656)
Cash And Cash Equivalents:
Beginning of year	21,912,602

End of year	$5,951,946

Supplemental Disclosure of Cash Flow Information
Interest Paid	$470,180
Taxes Paid	$—
Additional paid-in capital from Dividend Reinvestment	$333,247

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Financial Highlights

		Period from
		August 27, 2007(1)
	Year Ended	through
	November 30, 2008	November 30, 2007

Per Common Share Data(2)
Net Asset Value, beginning of period	$18.17	$—
Public offering price	—	20.00
Underwriting discounts and offering costs on issuance of common shares	—	(0.94)
Income from Investment Operations:
Net investment income	1.15	0.30
Net realized and unrealized loss on investments	(14.05)	(0.89)

Total decrease from investment operations	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	—	—
Return of capital	(1.29)	(0.30)

Total Distributions to common stockholders	(1.29)	(0.30)

Net Asset Value, end of period	$3.98	$18.17

Per common share market value, end of period	$10.36	$16.71

Total Investment Return Based on Market Value	(31.18)%	(14.84	)%(3)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)(6)	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)(6)	2.56%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	(3.69)%	7.39%
Portfolio turnover rate	95.78%	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the year ended November 30, 2008, the Company accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net current and deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Notes to Financial Statements
November 30, 2008

1.	Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end management investment Company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Investment Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100 percent of the current market value of the securities sold short.

C.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

For the year from December 1, 2007 through November 30, 2008, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund had estimated approximately 10 percent as investment income and approximately 90 percent as return of capital.

Subsequent to November 30, 2007, the Company revised the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This revision amounted to a decrease in pre-tax net investment income of approximately $197,000 or $0.021 per share, an increase of approximately $46,000 or $0.005 per share in unrealized appreciation of investments; and an increase in realized gains of approximately $151,000 or $0.016 per share for the year ended November 30, 2008.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008, the Fund’s dividends and distributions for book purposes were expected to be comprised of 100 percent return of capital. The tax character of distributions paid for the year ended November 30, 2008 will be determined subsequent to November 30, 2008.

E.	Federal Income Taxation
The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, and dividend and interest payments. These activities are reported in the accompanying Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the accompanying Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.	Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. FIN 48 was effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Fund has evaluated the application of FIN 48 and determined that it does not have a material impact on the financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

3.	Concentration of Risk

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements

The Fund has entered into an Investment Management Agreement with the Advisor. Under the terms of the agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Investment Advisor to the Fund. The Investment Advisor announced on December 19, 2008 that it will temporarily reduce the management fee charged the Fund from an annual rate of 1.25% to 1.00%. The Investment Advisor is reimbursing the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly managed assets. The Investment Advisor is not obligated to do so, however, and reimbursement may be discontinued at any time. The Investment Advisor announced on December 19, 2008 that it will discontinue this reimbursement. The Advisor earned $2,236,817 in management fees for the year ended November 30, 2008, of which $621,464 was waived by the Advisor.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08 percent of the first $100,000,000 of the Fund’s managed assets, 0.05 percent on the next $200,000,000 of managed assets and 0.04 percent on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Fund’s daily market value, with a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2008, are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,618,062
Capital loss carryforward	24,499,687
Unrealized loss on investment securities	21,530,907

48,648,656
Deferred tax liabilities:
Basis reduction of investment in MLPs	376,465

Net deferred tax asset before valuation allowance	48,272,191
Valuation allowance	(48,272,191)

Net deferred tax asset	$0

For the year ended November 30, 2008, the components of income tax benefit include $39,730,366 and $5,492,677 for deferred federal and state income tax benefit, respectively. For the year ended November 30, 2008, the Fund had a net operating loss of approximately $6,449,000 and a capital loss of approximately $63,774,000 for federal income tax purposes. For the period ended November 30, 2007, the Fund had a net operating loss of approximately $440,000 and a capital loss of approximately $699,000 for federal income tax purposes. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, none of the capital loss was used to offset investment income. This capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2012. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2008, as follows:

Application of statutory income tax rate	$(41,652,802)
State income taxes (net of federal benefit)	(3,570,240)
Non-deductible expenses	104,500
Valuation allowance	48,272,191

Total tax expense	$3,153,649

At November 30, 2008, the cost basis of investments and the proceeds from securities sold short for federal income tax purposes was $113,211,554 and $6,341,065, respectively, and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,968
Gross unrealized depreciation	(57,641,193)

Net unrealized appreciation	$(57,620,225)

The Fund files a U.S. tax return. No income tax returns are currently under examination. The statute of limitations of the Fund’s tax return remains open for the years ended November 30, 2007 and November 30, 2008. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.

6.	Fair Value Measurements

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

		Fair Value Measurements at Reporting Date Using:
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
		Identical Assets	Observable Inputs	Inputs
Description	11/30/08	(Level 1)	(Level 2)	(Level 3)

Investments	$55,591,329	$55,591,329	$0	$0

Securities sold short	(5,762,890)	(5,762,890)	0	0

7.	Investment Transactions

For the year ended November 30, 2008, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $165,758,184 and $148,296,519 (excluding short-term debt securities), respectively.

8.	Common Stock

The Fund has 12,500,000 shares of capital stock authorized and 9,483,351 shares outstanding at November 30, 2008. Transactions in common stock for the year ended November 30, 2007 and the year ended November 30, 2008 were as follows:

Shares sold through initial offering	8,755,236

Shares at November 30, 2007	8,755,236
Shares sold through secondary offering	707,581
Shares issued through reinvestment of distributions	20,534

Shares at November 30, 2008	9,483,351

9.	Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR) plus 0.30 percent. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the year ended November 30, 2008 was approximately $32,125,000 and 3.13 percent, respectively. At November 30, 2008, the principal balance outstanding was $14,500,000 and accrued interest expense was $472,075.

The Cushing MLP Total Return Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Cushing MLP Total Return Fund

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the “Fund”), including the schedule of investments, as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended November 30, 2008 and for the period from August 27, 2007 (commencement of operations) to November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund as of November 30, 2008, the results of its operations and its cash flows for the year then ended and the changes in its net assets and its financial highlights for the year ended November 30, 2008 and for the period from August 27, 2007 (commencement of operations) to November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 16, 2009
Dallas, Texas

The Cushing MLP Total Return Fund
Trustees and Officers (Unaudited)
November 30, 2008

		Term of		Number of
		Office and	Principal	Portfolios in
		Length of	Occupation(s)	Fund Complex	Other Directorships/
	Position(s) Held	Time	During Past	Overseen	Trusteeships
Name, Age and Address	with Fund	Served(1)	Five Years	by Trustee	Held

Independent Trustees
Brian R. Bruce (Age 53) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser); Director, Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to present); Chief Investment Officer, Panagora Asset Management, Inc. (1999 to 2007).	1	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series)
Ronald P. Trout (Age 68) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committees	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002).	1	Dorchestor Minerals, L.P.
Edward N. McMillan (Age 60) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee	Trustee since 2007	Retired.	1	None
Interested Trustees
Jerry V. Swank (Age 57)* 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Investment Adviser.	1	None

		Term of		Number of
		Office and	Principal	Portfolios in
		Length of	Occupation(s)	Fund Complex	Other Directorships/
	Position(s) Held	Time	During Past	Overseen	Trusteeships
Name, Age and Address	with Fund	Served(1)	Five Years	by Trustee	Held

Officers
Mark W. Fordyce, CPA (Age 42) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary	Officer since 2007	Chief Financial Officer (“CFO”) of the Investment Advisor (2006 to present); CFO of Hercules Security Investments, L.P. (2006); CFO of Caprock Capital Partners, L.P. (2005-2006); CFO and Chief Operating Officer (“COO”) of Durango Partners, L.P. (2001-2004).	N/A	N/A
Michael S. Minces (Age 34) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Compliance Officer	Officer since 2007	General Counsel and Chief Compliance officer (“CCO”) at the Investment Adviser (2007 to present); CCO and Associate at General Cousel of Highland Capital Management, L.P. (2004-2007); Associate at Akin Gump Strauss Hauer & Feld LLP (2003-2004); Associate at Skadden, Arps, Slate, Meagher & Flom LLP (2000-
			2003).	N/A	N/A

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2008, Messrs. McMillan and Swank in 2009, and Mr. Trout in 2010.

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Advisor.

The Cushing MLP Total Return Fund
Additional Information (Unaudited)
November 30, 2008

Director and Officer Compensation

The Fund does not compensate any of its directors who are interested persons nor any of its officers. For the period ended November 30, 2008, the aggregate compensation paid by the Fund to the independent directors was $99,000. The Fund did not pay any special compensation to any of its directors or officers.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Mark W. Fordyce
Chief Financial Officer, Principal Accounting Officer, Treasurer, and Secretary

Michael S. Minces
Chief Compliance Officer

INVESTMENT ADVISOR
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, TX 75219

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

STOCK SYMBOL
Listed NYSE Symbol: SRV

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year, the Fund’s first since its formation. “Audit Fees” are comprised of services including performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-Related Fees” are comprised of services including the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the financial statements not included in Audit Fees. “Tax Fees” are comprised of services including professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All Other Fees” are comprised of services including review of compliance procedures and attestation thereto. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2008	FYE 11/30/2007
Audit Fees	50,000	54,450
Audit-Related Fees	None	None
Tax Fees	12,000	7,500
All Other Fees	None	None
(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

1

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2008	FYE 11/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
(g) Affiliates’ Aggregate Non-Audit Fees
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	None	None
Registrant’s Investment Adviser	None	None
Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Brian Bruce, Mr. Ronald Trout and Mr. Edward McMillan.
Item 6. Investments.
The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Swank Energy Income Advisors, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other Clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

2

     The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.
Determination of Vote
     The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.
     The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.
Resolution of any Conflicts of Interest
     If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.
Records
     The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Management of the registrant’s portfolio is the responsibility of Jerry V. Swank who is a manager of the Adviser.
(a)(1) The following table provides biographical information about the manager as of the date of this filing:

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Positions(s) Held
	With Registrant and Length of	Principal Occupation
Name	Time Served	During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser.
(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of November 30, 2008:

			Number of Accounts	Total Assets of Accounts
	Number of	Total Assets of	Paying a Performance	Paying a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Jerry V. Swank

Registered investment companies	0	$0	0	$0

Other pooled investment vehicles	4	$435,000,000	4	$435,000,000

Other accounts	0	$0	0	$0
(iv) Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the affiliated funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

4

     The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company.
     The Investment Adviser manages several private managed accounts (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.
     The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.
     When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.
     The Fund’s investment opportunities may be limited by investment opportunities in the MLPs and other natural resource companies that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.
(a)(3) As of November 30, 2008:
Compensation
     Mr. Swank is compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based

5

primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Mr. Swank, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
(a)(4) As of November 30, 2007:
Securities Beneficially Owned in the Registrant by Portfolio Managers
     The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Aggregate Dollar Range of
Beneficial Ownership
Portfolio Manager	in the Registrant
Jerry V. Swank	$ 50,001 – 100,000

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1	0	0	0	0
06/01/08-06/30/08
Month #2	0	0	0	0
07/01/08-07/31/08
Month #3	0	0	0	0
08/01/08-08/31/08
Month #4	0	0	0	0
09/01/08-09/30/08
Month #5	0	0	0	0
10/01/08-10/31/08
Month #6	0	0	0	0
11/01/08-11/30/08
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s President and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing MLP Total Return Fund

By (Signature and Title)*	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date February 23, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date February 23, 2009

By (Signature and Title)*	/s/ Mark Fordyce

Mark Fordyce, Chief Financial Officer, Principal Accounting Officer, Treasurer & Secretary

Date February 23, 2009

*	Print the name and title of each signing officer under his or her signature.

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